EMPLOYMENT SECURITY AGREEMENT

         THIS EMPLOYMENT SECURITY AGREEMENT is entered into this ___ day of July, 1998, between JEFFERSON SMURFIT CORPORATION (U.S.), a Delaware corporation (the "Company"), and __________ (the "Executive");

                             WITNESSETH THAT:

         WHEREAS, Executive is employed by the Company, and the Company desires to provide protection to Executive in connection with any change in control of the Company;

         NOW, THEREFORE, it is hereby agreed by and between the parties, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, as follows:

1. Payments and Benefits Upon Employment Termination After a Change in Control. If within two (2) years after a Change in Control (all capitalized terms as defined below) or during the Period Pending a Change in Control, (i) Executive's employment with the Company and its Affiliates is terminated without Cause and for a reason other than death or Disability, or (ii) Executive voluntarily terminates such employment with Good Reason, the Company will, within 30 days (except as otherwise expressly provided) of Executive's Date of Termination, make the payments and provide the benefits described below.

          (a) Cash Payment. The Company will make a lump sum cash payment to Executive equal to two times the Executive's Annual Compensation.

          (b) Welfare Benefit Plans. With respect to each Welfare Benefit Plan, for the period beginning on Executive's Date of Termination and ending on the earlier of (i) two years following Executive's Date of Termination, or (ii) the date Executive becomes covered by a welfare benefit plan or program maintained by an entity other than the Company or an Affiliate that provides coverage or benefits at least equal, in all respects, to such Welfare Benefit Plan, Executive will continue to participate in such Welfare Benefit Plan on the same basis and at the same cost to Executive as was the case immediately prior to the Change in Control (or, if more favorable to Executive, as was the case at any time thereafter), or, if any benefit or coverage cannot be provided under a Welfare Benefit Plan because of applicable law or contractual provisions, the Company will provide Executive with substantially similar benefits and coverage for such period. The Company and Executive intend that the continued group health benefit plan coverage period provided under Section 4980B of the Internal Revenue Code of 1986, as amended (the "Code") (so-called "COBRA coverage") will be concurrent with the continued coverage period provided for in the preceding sentence. Executive shall report to the Company any coverage or benefits actually received by Executive.

         (c) Stock Option Plans. All stock options granted under the Jefferson Smurfit Corporation Amended and Restated 1992 Stock Option Plan and any similar or successor stock plan or program, will immediately become fully vested and exercisable upon the Change in Control.

         (d) Retirement Plan Benefits. In addition to the retirement benefits to which Executive is entitled under each of the Company's Retirement Plans, the Company shall pay Executive a lump sum amount, in cash, equal to the excess of: (i) the actuarial equivalent of the aggregate retirement benefit (taking into account any early retirement subsidies associated therewith and determined as a straight life annuity commencing at the date (but in no event earlier than the third anniversary of the Date of Termination) as of which the actuarial equivalent of such annuity is greatest) that Executive would have accrued under the terms of all Retirement Plans (without regard to any amendment to any Retirement Plan made subsequent to a Change in Control, which amendment adversely affects in any manner the computation of retirement benefits thereunder), determined as if Executive were fully vested thereunder and had accumulated (after the Date of Termination) twenty-four (24) additional months of service credit thereunder and had been credited under each Retirement Plan during such period with compensation at the higher of (x) Executive's compensation (as defined in such Retirement Plan) during the twelve (12) months immediately preceding the Date of Termination or (y) Executive's compensation (as defined in such Retirement Plan) during the twelve (12) months immediately preceding the Change in Control, over (ii) the actuarial equivalent of the aggregate retirement benefit (taking into account any early retirement subsidies associated therewith and determined as a straight life annuity commencing at the date (but in no event earlier than the Date of Termination) as of which the actuarial equivalent of such annuity is greatest) that Executive had accrued pursuant to the provisions of the Retirement Plans as of the Date of Termination. For purposes of this Section, it "actuarial equivalent" will be determined using the same assumptions utilized under the Company's Salaried Employees Retirement Plan immediately prior to the Date of Termination.

         (e) Retiree Medical and Life Benefits. The Company will add two years to the Executive's age and years of benefit service for purposes of determining Executive's eligibility for and benefits under the Company's retiree medical and life insurance plan.

         (f) Perquisites and Other Benefits. The Company will provide Executive with the following executive perquisites on the same basis on which Executive was receiving such perquisites prior to the Change in Control: (i) reimbursement for club dues for 24 months following Executive's Date of Termination; and (ii) reimbursement of expenses relating to financial planning services and tax return preparation through December 31 of the calendar year that includes the second anniversary of Executive's Date of Termination. The Company will bear the cost of such perquisites, at the same level in effect immediately prior to the Change in Control. Perquisites otherwise receivable by the Executive pursuant to this paragraph shall be reduced to the extent comparable perquisites are actually received by or made available to Executive without cost during the 36 month period following Executive's Date of Termination. Executive shall report to the Company any such perquisites actually received by or made available to Executive.

2. Incentive Plans. The Company will make a lump sum cash payment to Executive within 30 days of the end of the year of a Change in Control with respect to any incentive plan whose performance period has not ended as of the Change in Control. The Change in Control will be treated as the end of any performance period that has not ended as of the Change in Control.

         (a) With respect to the Management Incentive Plan or any similar or successor plan (the "MIP"), the Company will pay to Executive an amount determined by pro rating the financial, strategic and performance objectives applicable to Executive under the MIP, based on the number of days in the year prior to the Change in Control.

         (b) With respect to any long-term incentive plan maintained by the Company (the "LTIP") the Company will pay to Executive an amount determined by pro rating the financial, strategic and/or performance objectives applicable to Executive under the LTIP, based on the number of days in the performance period prior to the Change in Control.

3. Change in Control. A "Change in Control" of the Company will be deemed to occur as of the first day that any one or more of the following condition is satisfied:

         (a) The "beneficial ownership" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of securities representing more than 20 percent (20%) of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Company Voting Securities") is accumulated, held or acquired by a Person (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or an affiliate thereof, any corporation owned, directly or indirectly, by the Company's stockholders in substantially the same proportions as their ownership of stock of the Company); provided, however that any acquisition from the Company or any acquisition pursuant to a transaction that complies with clauses (i), (ii) and (iii) of paragraph
                  (c) of this Section will not be a Change in Control under this paragraph (a); or

         (b) Individuals who, as of the date of the Agreement, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors; or

         (c) Consummation by the Company of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets or stock of another entity (a "Business Combination"), in each case, unless immediately following such Business Combination: (i) more than 60% of the combined voting power of then outstanding voting securities entitled to vote generally in the election of directors of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries (the "Parent Corporation"), is represented, directly or indirectly by Company Voting Securities outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Company Voting Securities,
                  (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of the combined voting power of the then outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) except to the extent that such ownership of the Company existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

         (d) Approval by the Company's stockholders of a complete liquidation or dissolution of the Company.

         However, in no event will a Change in Control be deemed to have occurred, with respect to Executive, if Executive is part of a purchasing group that consummates the Change in Control transaction. Executive will be deemed "part of a purchasing group" for purposes of the preceding sentence if Executive is an equity participant in the purchasing company or group (except: (i) passive ownership of less than two percent (2%) of the stock of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group that is otherwise not significant, as determined prior to the Change in Control by a majority of the nonemployee continuing Directors).

         Notwithstanding anything in this Section to the contrary, the closing of the transaction contemplated in the Agreement and Plan of Merger Among Jefferson Smurfit Corporation, JSC Acquisition Corporation and Stone Container Corporation, dated as of May 10, 1998, will constitute a Change in Control under this Agreement.

4.       Other Definitions. For purposes of this Agreement:

         (a) "Affiliate" shall mean any entity that is a member of a controlled group of corporations or a group of trades or businesses under common control (each as defined in Code
                  Section 1563), which includes the Company.

         (b) "Amount Payable Under Any Bonus Plans" shall mean the average of the gross amounts earned by Executive for the three complete fiscal years prior to Executive's Date of Termination (or, if greater, in prior to the Change in Control) under the MIP, or any similar bonus plan in which Executive participates before or after the date of this Agreement (but not including any amounts paid or payable pursuant to the Jefferson Smurfit Corporation (U.S.) 1994 Long-Term Incentive Plan). For purposes of the preceding sentence, if Executive's number of full fiscal years of participation in the MIP prior to the Change in Control is less than three, the amount under this paragraph shall be calculated as the average of the gross annual amounts earned by Executive over the number of full fiscal years of Executive's participation in the MIP prior to the Change in Control, or the number of full fiscal years of Executive's participation in the MIP prior to Executive's Date of Termination, whichever produces a higher average annual amount.

         (c) "Annual Compensation" shall mean the sum of: (i) Executive's salary at the greater of Executive's salary rate in effect on the date of (A) the Change in Control, or (B) Executive's Date of Termination; and (ii) the Amount Payable Under Any Bonus Plans in which Executive participates.

         (d) "Employment Termination" shall mean the effective date of (i) Executive's voluntary termination of employment with the Company or any Affiliate with Good Reason; or (ii) the termination of Executive's employment by the Company or any Affiliate without Cause.

         (e) "Cause" shall mean: (i) Executive's fraud or criminal misconduct that materially injures the financial condition or business reputation of the Company or any Affiliate; or (ii) Executive's willful and continued failure to substantially perform Executive's duties with the Company or any Affiliate (other than any such failure resulting from Executive's incapacity due to physical or mental injury or illness or any such actual or anticipated failure after the issuance of a Notice of Termination for Good Reason by the Executive pursuant to Section 8(a) hereof) after the Company's Board of Directors delivers a written demand for substantial performance to Executive, which demand specifically identifies the manner in which the Board believes that Executive has not substantially performed Executive's duties. For purposes of clauses (i) and (ii) of this definition: (x) no act, or failure to act, on Executive's part shall be deemed "willful" unless done, or omitted to be done, by Executive not in good faith and without reasonable belief that Executive's act, or failure to act, was in the best interest of the Company; and (y) in the event of a dispute concerning the application of this provision, no claim by the Company that Cause exists shall be given effect unless the Company establishes to the Board by clear and convincing evidence that Cause exists.

         (f) "Disability" shall be deemed the reason for the termination by the Company of Executive's employment, if, as a result of Executive's incapacity due to physical or mental illness, Executive has been absent from the full-time performance of Executive's duties with the Company for a period of six (6) consecutive months, the Company has given Executive a Notice of Termination for Disability, and, within thirty (30) days after the Company gives such Notice of Termination, Executive has not have returned to the full-time performance of Executive's duties.

         (g) "Good Reason" shall exist if, without Executive's express written consent:

                  (i) Executive's assigned duties and responsibilities are significantly diminished from the level or extent of such duties and responsibilities prior to the Change in Control including, without limitation, any material diminution of the powers associated with such position, or Executive's reporting responsibilities, titles or offices, as in effect immediately prior to the Change in Control, are diminished; provided that, the Executive must deliver written notice to the Company specifying the diminution in assigned duties, responsibilities, titles, or offices that Executive believes constitutes Good Reason, and the Company or Affiliate must fail to reverse the same or to take all reasonable steps to that end within 30 days of receiving such notice;

                  (ii) Executive's Annual Compensation is reduced below that in effect as of the date of this Agreement (or as of the Change in Control, if greater);

                  (iii) The relocation of Executive's principal place of employment to a location more than 50 miles from Executive's principal place of employment immediately prior to the Change in Control or the Company's requiring Executive to be based anywhere other than such principal place of employment (or permitted relocation thereof) except for required travel on the Company's business to an extent substantially consistent with Executive's business travel obligations immediately prior to the Change in Control; or

                  (iv) The Company fails to continue in effect any cash or stock- based incentive or bonus plan, Retirement Plan, welfare benefit plan, or other benefit plan, program or arrangement, unless the aggregate value (as computed by an independent employee benefits consultant selected by the Company) of all such compensation, retirement and benefit plans, programs and arrangements provided to Executive is not materially less than their aggregate value as of the date of this Agreement (or as of the Change in Control, if greater).

         (h) "Period Pending a Change in Control" will be deemed to have begun if the event set forth in any one of the following has occurred:

                  (i) the Company's stockholders have approved any transaction described in paragraph 3(c) or (d) above;

                  (ii) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;

                  (iii) the Company or any Person publicly announces an intention to take or to consider taking actions that, if consummated, would constitute a Change in Control; or

                  (iv) the Board adopts a resolution to the effect that, for purposes of this Agreement, the Period Pending a Change in Control has begun.

                  Notwithstanding anything in this paragraph to the contrary, a Period Pending a Change in Control will be deemed to have begun as of the entering into the Agreement and Plan of Merger Among Jefferson Smurfit Corporation, JSC Acquisition Corporation and Stone Container Corporation, on May 10, 1998.

         (i) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.

         (j) "Retirement Plan" shall mean any tax-qualified, non-qualified, supplemental or excess benefit pension plan or deferred compensation plan maintained by the Company and any other plan or agreement entered into between Executive and the Company which is designed to provide Executive with supplemental retirement benefits.

         (k) "Welfare Benefit Plan" shall mean each welfare benefit plan maintained or contributed to by the Company or any Affiliate, including, but not limited to a plan that provides health (including medical and dental), life, accident or disability benefits or insurance, or similar coverage, in which Executive was participating at the time of the Change in Control, whichever is applicable.

5. Limitation on Payments and Benefits. Notwithstanding any other provisions of this Agreement, in the event that any payment or benefit received or to be received by the Executive in connection with a Change in Control or Executive's Employment Termination (whether pursuant to the terms, of this Agreement or any other plan, arrangement or agreement with the Company, any Person whose actions result in a Change in Control or any Person affiliated with the Company or such Person) (all such payments and benefits being hereinafter called "Total Payments") would, be an "excess parachute payment" pursuant to Code Section 280G or any successor or substitute provision of the Code, with the effect that Executive would be liable for the payment of the excise tax described in Code Section 4999 or any successor or substitute provision of the Code, or any interest or penalties are incurred by Executive with respect to such Total Payments (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then, after taking into account any reduction in the Total Payments provided by reason of Code Section 280G in such other plan, arrangement or agreement, the cash payments provided in Sections 1 and 2 of this Agreement shall first be reduced, and the noncash payments and benefits shall thereafter be reduced, to the extent necessary so that no portion of the Total Payments is subject to the Excise Tax; provided, however, that Executive may elect (at any time prior to the payment of any Total Payment under this Agreement) to have the noncash payments and benefits reduced (or eliminated) prior to any reduction of the cash payments under this Agreement. Notwithstanding the foregoing, no payments or benefits under this Agreement will be reduced unless: (i) the net amount of the Total Payments, as so reduced (and after subtracting the net amount of federal, state and local income taxes on such reduced Total Payments) is greater than
         (ii) the excess of (A) the net amount of such Total Payments, without reduction (but after subtracting the net amount of federal, state and local income taxes on such Total Payments), over (B) the amount of Excise Tax to which the Executive would be subject in respect of such unreduced Total Payments.

         (a) Subject to the provisions of paragraph (b) below, all determinations required to be made under this Section, and the assumptions to be utilized in arriving at such determinations, shall be made by the public accounting firm that serves as the Company's auditors (the "Accounting Firm"), which shall provide detailed supporting calculations both to the Company and Executive within 15 business days of the receipt of notice from the Company or Executive that there have been Total Payments, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change in Control, Executive shall designate another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. If the Accounting Firm determines that no Excise Tax is payable by Executive, it shall furnish Executive with a written opinion that failure to report the Excise Tax on Executive's applicable federal income tax return would not result in the imposition of a negligence or similar penalty. Any determination by the Accounting Firm shall be binding upon the Company and Executive, except as provided in paragraph (b) below.

         (b) IRS Claims. As a result of the uncertainty in the application of Code Section 280G at the time of the initial determination by the Accounting Firm hereunder, it is possible that the Internal Revenue Service ("IRS") or other agency will claim that an Excise Tax, or a greater Excise Tax, is due, and thus the Company should have made a lesser amount of Total Payment than that determined pursuant to paragraph (a) above. Executive shall notify the Company in writing of any claim by the IRS or other agency that, if successful, would require Executive to pay an Excise Tax or an additional Excise Tax. If the IRS or other agency makes a claim that, if successful, could require Executive to pay an Excise Tax or an additional Excise Tax, the Company may reduce or further reduce Executive's payments and benefits in accordance with this
                  Section 5.

         (c) If Executive's cash payments are reduced pursuant to this Section, and the Welfare Benefits or perquisites of Sections 1(b) or (f) that remain payable after the application of this Section are thereafter reduced pursuant to the provisions of Sections 1(b) or (f) because of the receipt or availability of comparable benefits or perquisites, the Company shall, at the time of such reduction, pay to Executive the least of:
                  (i) the amount of the decrease made in the cash payments pursuant to this Section; (ii) the amount of the subsequent reduction in the Section 1(b) or (f) benefits or perquisites; or (iii) the maximum amount that the Company can pay to the Executive without being, or causing any other payment to be, nondeductible by reason of Code Section 280G.

6. Executive's Death. If Executive dies after a Change in Control and Employment Termination, but before the complete payment of any amount or benefit required under this Agreement, the Company will pay such amount or, benefit to the Executive's spouse, if living, or to the Executive's estate.

7. Mitigation and Set-Off. Executive shall not be required to mitigate Executive's damages by seeking other employment or otherwise. The Company's obligations under this Agreement shall not be reduced in any way by reason of any compensation or benefits received (or foregone) by Executive from sources other than the Company after Executive's Employment Termination, or any amounts that might have been received by Executive in other employment had Executive sought such other employment. Executive's entitlement to benefits and coverage under this Agreement shall continue after, and shall not be affected by, Executive's obtaining other employment after the Executive's Date of Termination, provided that any such benefit or coverage shall not be furnished if Executive expressly waives the specific benefit or coverage by giving written notice of waiver to the Company.

8.       Termination Procedures and Compensation During Dispute.

         (a) Notice of Termination. After a Change in Control, any purported termination of Executive's employment shall be communicated by a written "Notice of Termination" from one party to the other in accordance with Section 18 hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a notice that indicates the specific provision in this Agreement relied upon and setting forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated. Further, a Notice of Termination for Cause is required to include a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Company's Board of Directors (after reasonable notice to Executive and an opportunity for Executive, together with Executive's counsel, to be heard before the Board) finding that, in the good faith opinion of the Board, the Executive was guilty of conduct set forth in clause (i) or (ii) of the definition of Cause herein, and specifying the particulars thereof in detail.

         (b) Date of Termination. "Date of Termination," with respect to any purported termination of Executive's employment after a Change in Control, win mean (i) if Executive's employment is terminated for Disability, thirty (30) days after the Company gives Notice of Termination (provided that Executive has not returned to the full-time performance of Executive's duties during such thirty (30) day period), (ii) if Executive's employment is terminated due to death, the date of Executive's death, and (iii) if Executive's employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a termination by the Company, shall not be less than thirty (30) days (except in the case of a termination for Cause) and, in the case of a termination by Executive, shall not be less than fifteen (15) days nor more than sixty (60) days, respectively, from the date such Notice of Termination is given).

         (c) Dispute Concerning Termination. If within fifteen (15) days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this Section), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be extended until the earlier of (i) two years from the Notice of Termination or (ii) the date on which the dispute is finally resolved, either by mutual written agreement of the parties or by a final judgment, order or decree of an arbitrator or a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); provided, however, that the Date of Termination will be extended by a notice of dispute given by Executive only if such notice is given in good faith and Executive pursues the resolution of such dispute with reasonable diligence.

         (d) Compensation During Dispute. If a purported termination occurs following a Change in Control and the Date of Termination is extended in accordance with paragraph (c) above, the Company shall continue to pay Executive the fun compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, salary) and continue Executive as a participant in all compensation, benefit and insurance plans in which Executive was participating when the notice giving rise to the dispute was given, until the Date of Termination, as determined in accordance with paragraph (c). Amounts paid under this paragraph are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement.

9.       Settlement of Disputes; Arbitration.

         (a) All claims by Executive for payments or benefits under this Agreement shall be directed to and determined by the Company's Board of Directors (or such committee to which the Board delegates authority under this Section) and shall be in writing. Any denial by the Board (or such committee) of a claim for benefits under this Agreement shall be delivered to Executive in writing and shall set forth the specific reasons for the denial and the specific provisions of this Agreement relied upon. The Board (or committee) shall afford Executive a reasonable opportunity for a review of the decision denying a claim and shall further allow Executive to appeal the decision within sixty (60) days after the Board (or committee) gives notice that it has denied Executive's claim.

         (b) Any further dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in either Chicago, Illinois or St. Louis, Missouri, as specified by Executive, in accordance with the rules of the American Arbitration Association then in effect; provided, however, that the evidentiary standards set forth in this Agreement shall apply. Judgment may be entered on the arbitrator's award in any court having jurisdiction. Notwithstanding any provision of this Agreement to the contrary, Executive shall be entitled to seek specific performance of Executive's right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

10. Legal Fees and Expenses. The Company shall pay to Executive all legal fees and expenses incurred by Executive in disputing in good faith any issue hereunder relating to the termination of Executive's employment, in seeking in good faith to obtain or enforce any benefit or right provided by this Agreement or in connection with any tax audit or proceeding to the extent attributable to the application of Code
         Section 4999 to any payment or benefit provided hereunder. The Company shall make such payments within fifteen (15) business days after delivery of Executive's written requests for payment accompanied by such evidence of fees and expenses incurred as the Company reasonably may require. The parties hereby agree that a court or arbitrator shall have the authority to award such reimbursement, in whole or in part, upon a finding that Executive has proceeded with substantial merit and good faith.

11. Assignment; Successor. This Agreement may not be assigned by the Company without the written consent of Executive but the obligations of the Company under this Agreement shall be the binding legal obligations of any successor to the Company by merger, consolidation or otherwise, and in the event of any business combination or transaction that results in the transfer of substantially all of the assets or business of the Company, the Company will cause the transferee to assume the obligations of the Company under this Agreement. This Agreement may not be assigned by Executive during Executive's life, and upon Executive's death will inure to the benefit of Executive's heirs, legatees and legal representatives of Executive's estate.

12. Interpretation. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Missouri, without regard to the conflict of law principles thereof. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

13. Withholding. The Company may withhold from any payment that it is required to make under this Agreement amounts sufficient to satisfy applicable withholding requirements under any federal, state or local law.

14. Amendment or Termination. The Company and Executive may amend this Agreement at any time by written agreement. The Company may terminate this Agreement by written notice given to Executive at least two years prior to the effective date of such termination, provided that, if a Change in Control occurs prior to the effective date such termination, the termination of this Agreement shall not be effective and Executive shall be entitled to the full benefits of this Agreement. Any such amendment or termination shall be made pursuant to a resolution of the Board.

15. Indemnification. Following Executive's Date of Termination, the Company will: (i) indemnify and hold harmless Executive for all costs, liability and expenses (including reasonable attorneys' fees) for all acts and omissions of Executive that relate to Executive's employment with the Company, to the maximum extent permitted by law; and (ii) continue Executive's coverage under the directors' and officers' liability coverage maintained by the Company, as in effect from time to time, to the same extent as other current or former senior executive officers and directors of the Company.

16. Financing. Cash payments under this Agreement (not including any payments made from a qualified plan) are general obligations of the Company, and Executive shall have only an unsecured right to payment thereof out of the general assets of the Company. Notwithstanding the foregoing, the Company may, by agreement with one or more trustees the Company selects, create a trust on such terms as the Company shall determine to make payments to Executive in accordance with the terms of this Agreement.

17. Severability. In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect.

18. Notices. Notices given pursuant to this Agreement shall be in writing and shall be deemed received when personally delivered, or on the date of written confirmation of receipt by (i) overnight carrier, (ii) telecopy, (iii) registered or certified mail, return receipt requested, addressee only, postage prepaid, or (iv) such other method of delivery that provides a written confirmation of delivery. Notice to the Company shall be directed to:

                      Jefferson Smurfit Corporation (U.S.)
                      8182 Maryland Avenue
                      St. Louis, Missouri 63105
                      Attention: General Counsel

         The Company may change the person and/or address to whom Executive must give notice under this Section by giving Executive written notice of such change, in accordance with the procedures described above. Notices to or with respect to Executive will be directed to Executive, or the executors, personal representatives or distributees of a deceased Executive, or the assignees of Executive, at Executive's home address on the records of the Company.

19. Entire Agreement. This Agreement constitutes the entire understanding of Executive and the Company with respect to the subject matter hereof and supersedes any and all prior understandings written or oral.

20. No Waiver. No failure or delay on the part of the Company or Executive in enforcing or exercising any right or remedy hereunder shall operate as a waiver thereof.

21. Counterparts. This Agreement may be executed in one or more counterparts, all of which together shall constitute but one Agreement.



         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

JEFFERSON SMURFIT CORPORATION (U.S.)

By:
   ---------------------------                  ---------------------------
        Richard W. Graham                                Executive

Its:     President and CEO
    --------------------------



Document Number: 325553.3
6-11-98/14:59PM



                                   ADDENDUM

This Addendum dated July 21, 1998 forms a part of the Employment Security Agreement dated July 21, 1998 between Jefferson Smurfit Corporation (U.S.) (the "Company") and the executive whose name is set forth below (the "Executive").

The parties agree as follows:

1. This Agreement shall automatically terminate and become void and of no further force and effect in the event that the Company, or its successors and the Executive enter into a mutually agreeable employment agreement.

2. Except as expressly amended hereby, the Employment Security Agreement remains unmodified and in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

JEFFERSON SMURFIT CORPORATION (U.S.)


By:
   ---------------------------                  ---------------------------
        Richard W. Graham                                Executive

Its:     President and CEO
     --------------------------

                          EMPLOYMENT SECURITY AGREEMENT

         THIS EMPLOYMENT SECURITY AGREEMENT is entered into this ___ day of May 1998, between JEFFERSON SMURFIT CORPORATION (U.S.), a Delaware corporation (the "Company"), and __________ (the "Executive");

                                WITNESSETH THAT:

         WHEREAS, Executive is employed by the Company, and the Company desires to provide protection to Executive in connection with any change in control of the Company;

         NOW, THEREFORE, it is hereby agreed by and between the parties, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, as follows:

1. Payments and Benefits Upon Employment Termination After a Change in Control. If within two (2) years after a Change in Control (all capitalized terms as defined below) or during the Period Pending a Change in Control, (i) Executive's employment with the Company and its Affiliates is terminated without Cause and for a reason other than death or Disability, or (ii) Executive voluntarily terminates such employment with Good Reason, the Company will, within 30 days (except as otherwise expressly provided) of Executive's Date of Termination, make the payments and provide the benefits described below.

         (a) Cash Payment. The Company will make a lump sum cash payment to Executive equal to three times the Executive's Annual Compensation.

         (b) Welfare Benefit Plans. With respect to each Welfare Benefit Plan, for the period beginning on Executive's Date of Termination and ending on the earlier of (i) three years following Executive's Date of Termination, or (ii) the date Executive becomes covered by a welfare benefit plan or program maintained by an entity other than the Company or an Affiliate that provides coverage or benefits at least equal, in all respects, to such Welfare Benefit Plan, Executive will continue to participate in such Welfare Benefit Plan on the same basis and at the same cost to Executive as was the case immediately prior to the Change in Control (or, if more favorable to Executive, as was the case at any time thereafter), or, if any benefit or coverage cannot be provided under a Welfare Benefit Plan because of applicable law or contractual provisions, the Company will provide Executive with substantially similar benefits and coverage for such period. The Company and Executive intend that the continued group health benefit plan coverage period provided under
                  Section 4980B of the Internal Revenue Code of 1986, as amended (the "Code") (so-called "COBRA coverage") will be concurrent with the continued coverage period provided for in the preceding sentence. Executive shall report to the Company any coverage or benefits actually received by Executive.

         (c) Stock Option Plans. All stock options granted under the Jefferson Smurfit Corporation Amended and Restated 1992 Stock Option Plan and any similar or successor stock plan or program, will immediately become fully vested and exercisable upon the Change in Control.

         (d) Retirement Plan Benefit. In addition to the retirement benefits to which Executive is entitled under each of the Company's Retirement Plans, the Company shall pay Executive a lump sum amount, in cash, equal to the excess of: (i) the actuarial equivalent of the aggregate retirement benefit (taking into account any early retirement subsidies associated therewith and determined as a straight life annuity commencing at the date (but in no event earlier than the third anniversary of the Date of Termination) as of which the actuarial equivalent of such annuity is greatest) that Executive would have accrued under the terms of all Retirement Plans (without regard to any amendment to any Retirement Plan made subsequent to a Change in Control, which amendment adversely affects in any manner the computation of retirement benefits thereunder), determined as if Executive were fully vested thereunder and had accumulated (after the Date of Termination) thirty-six (36) additional months of service credit thereunder and had been credited under each Retirement Plan during such period with compensation at the higher of (x) Executive's compensation (as defined in such Retirement Plan) during the twelve (12) months immediately preceding the Date of Termination or (y) Executive's compensation (as defined in such Retirement Plan) during the twelve (12) months immediately preceding the Change in Control, over (ii) the actuarial equivalent of the aggregate retirement benefit (taking into account any early retirement subsidies associated therewith and determined as a straight life annuity commencing at the date (but in no event earlier than the Date of Termination) as of which the actuarial equivalent of such annuity is greatest) that Executive had accrued pursuant to the provisions of the Retirement Plans as of the Date of Termination. For purposes of this Section, "actuarial equivalent" will be determined using the same assumptions utilized under the Company's Salaried Employees Retirement Plan immediately prior to the Date of Termination.

         (e) Retiree Medical and Life Benefit. The Company will add three years to the Executive's age and years of benefit service for purposes of determining Executive's eligibility for and benefits under the Company's retiree medical and life insurance plan.

         (f) Perquisites and Other Benefit. The Company will provide Executive with the following executive perquisites on the same basis on which Executive was receiving such perquisites prior to the Change in Control: (i) reimbursement for club dues for 36 months following Executive's Date of Termination; and (ii) reimbursement of expenses relating to financial planning services and tax return preparation through December 31 of the calendar year that includes the third anniversary of Executive's Date of Termination. The Company will bear the cost of such perquisites, at the same level in effect immediately prior to the Change in Control. Perquisites otherwise receivable by the Executive pursuant to this paragraph shall be reduced to the extent comparable perquisites are actually received by or made available to Executive without cost during the 36 month period following Executive's Date of Termination. Executive shall report to the Company any such perquisites actually received by or made available to Executive.

2. Incentive Plan. The Company will make a lump sum cash payment to Executive within 30 days of the end of the year of a Change in Control with respect to any incentive plan whose performance period has not ended as of the Change in Control. The Change in Control will be treated as the end of any performance period that has not ended as of the Change in Control.

         (a) With respect to the Management Incentive Plan or any similar or successor plan (the "MIP"), the Company will pay to Executive an amount determined by pro rating the financial, strategic and performance objectives applicable to Executive under the MIP, based on the number of days in the year prior to the Change in Control.

         (b) With respect -to- any long-term incentive plan maintained by the Company (the "LTIP") the Company will pay to Executive an amount determined by pro rating the financial, strategic and/or performance objectives applicable to Executive under the LTIP, based on the number of days in the performance period prior to the Change in Control.

3. Change in Control. A "Change in Control" of the Company will be deemed to occur as of the first day that any one or more of the following condition is satisfied:

         (a) The "beneficial ownership" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of securities representing more than 20 percent (20%) of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Company Voting Securities") is accumulated, held or acquired by a Person (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or an affiliate thereof, any corporation owned, directly or indirectly, by the Company's stockholders in substantially the same proportions as their ownership of stock of the Company); provided, however that any acquisition from the Company or any acquisition pursuant to a transaction that complies with clauses (i), (ii) and (iii) of paragraph (c) of this Section will not be a Change in Control under this paragraph (a); or

         (b) Individuals who, as of the date of the Agreement, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors; or

         (c) Consummation by the Company of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets or stock of another entity (a "Business Combination"), in each case, unless immediately following such Business Combination: (i) more than 60% of the combined voting power of then outstanding voting securities entitled to vote generally in the election of directors of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries (the "Parent Corporation"), is represented, directly or indirectly by Company Voting Securities outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Company Voting Securities, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of the combined voting power of the then outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) except to the extent that such ownership of the Company existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

         (d) Approval by the Company's stockholders of a complete liquidation or dissolution of the Company.

         However, in no event will a Change in Control be deemed to have occurred, with respect to Executive, if Executive is part of a purchasing group that consummates the Change in Control transaction. Executive will be deemed "part of a purchasing group" for purposes of the preceding sentence if Executive is an equity participant in the purchasing company or group (except: (i) passive ownership of less than two percent (2%) of the stock of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group that is otherwise not significant, as determined prior to the Change in Control by a majority of the nonemployee continuing Directors).

         Notwithstanding anything in this Section to the contrary, the closing of the transaction contemplated in the Agreement and Plan of Merger Among Jefferson Smurfit Corporation, JSC Acquisition Corporation and Stone Container Corporation, dated as of May 10, 1998, will constitute a Change in Control under this Agreement.

4. Other Definitions. For purposes of this Agreement:

         (a) "Affiliate" shall mean any entity that is a member of a controlled group of corporations or a group of trades or businesses under common control (each as defined in Code
                  Section 1563), which includes the Company.

         (b) "Amount Payable Under Any Bonus Plans" shall mean the average of the gross amounts earned by Executive for the three complete fiscal years prior to Executive's Date of Termination (or, if greater, in prior to the Change in Control) under the MIP, or any similar bonus plan in which Executive participates before or after the date of this Agreement (but not including any amounts paid or payable pursuant to the Jefferson Smurfit Corporation (U.S.) 1994 Long-Term Incentive Plan). For purposes of the preceding sentence, if Executive's number of full fiscal years of participation in the MIP prior to the Change in Control is less than three, the amount under this paragraph shall be calculated as the average of the gross annual amounts earned by Executive over the number of full fiscal years of Executive's participation in the MIP prior to the Change in Control, or the number of full fiscal years of Executive's participation in the MIP prior to Executive's Date of Termination, whichever produces a higher average annual amount.

         (c) "Annual Compensation" shall mean the sum of: (i) Executive's salary at the greater of Executive's salary rate in effect on the date of (A) the Change in Control, or (B) Executive's Date of Termination; and (ii) the Amount Payable Under Any Bonus Plans in which Executive participates.

         (d) "Employment Termination" shall mean the effective date of: (i) Executive's voluntary termination of employment with the Company or any Affiliate with Good Reason; or (ii) the termination of Executive's employment by the Company or any Affiliate without Cause.

         (e) "Cause" shall mean: (i) Executive's fraud or criminal misconduct that materially injures the financial condition or business reputation of the Company or any Affiliate; or (ii) Executive's willful and continued failure to substantially perform Executive's duties with the Company or any Affiliate (other than any such failure resulting from Executive's incapacity due to physical or mental injury or illness or any such actual or anticipated failure after the issuance of a Notice of Termination for Good Reason by the Executive pursuant to Section 8(a) hereof) after the Company's Board of Directors delivers a written demand for substantial performance to Executive, which demand specifically identifies the manner in which the Board believes that Executive has not substantially performed Executive's duties. For purposes of clauses (i) and (ii) of this definition: (x) no act, or failure to act, on Executive's part shall be deemed "willful" unless done, or omitted to be done, by Executive not in good faith and without reasonable belief that Executive's act, or failure to act, was in the best interest of the Company; and
                  (y) in the event of a dispute concerning the application of this provision, no claim by the Company that Cause exists shall be given effect unless the Company establishes to the Board by clear and convincing evidence that Cause exists.

         (f) "Disability" shall be deemed the reason for the termination by the Company of Executive's employment, if, as a result of Executive's incapacity due to physical or mental illness, Executive has been absent from the full-time performance of Executive's duties with the Company for a period of six (6) consecutive months, the Company has given Executive a Notice of Termination for Disability, and, within thirty (30) days after the Company gives such Notice of Termination, Executive has not have returned to the full-time performance of Executive's duties.

         (g) "Good Reason" shall exist if, without Executive's express written consent:

                  (i) Executive's assigned duties and responsibilities are significantly diminished from the level or extent of such duties and responsibilities prior to the Change in Control including, without limitation, any material diminution of the powers associated with such position, or Executive's reporting responsibilities, titles or offices, as in effect immediately prior to the Change in Control, are diminished; provided that, the Executive must deliver written notice to the Company specifying the diminution in assigned duties, responsibilities, titles, or offices that Executive believes constitutes Good Reason, and the Company or Affiliate must fail to reverse the same or to take all reasonable steps to that end within 30 days of receiving such notice;

                  (ii) Executive's Annual Compensation is reduced below that in effect as of the date of this Agreement (or as of the Change in Control, if greater);

                  (iii) The relocation of Executive's principal place of employment to a location more than 50 miles from Executive's principal place of employment immediately prior to the Change in Control or the Company's requiring Executive to be based anywhere other than such principal place of employment (or permitted relocation thereof) except for required travel on the Company's business to an extent substantially consistent with Executive's business travel obligations immediately prior to the Change in Control; or

                  (iv) The Company fails to continue in effect any cash or stock- based incentive or bonus plan, Retirement Plan, welfare benefit plan, or other benefit plan, program or arrangement, unless the aggregate value (as computed by an independent employee benefits consultant selected by the Company) of all such compensation, retirement and benefit plans, programs and arrangements provided to Executive is not materially less than their aggregate value as of the date of this Agreement (or as of the Change in Control, if greater).

         (h) "Period Pending a Change in Control" will be deemed to have begun if the event set forth in any one of the following has occurred:

                  (i) the Company's stockholders have approved any transaction described in paragraph 3(c) or (d) above;

                  (ii) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;

                  (iii) the Company or any Person publicly announces an intention to take or to consider taking actions that, if consummated, would constitute a Change in Control; or

                  (iv) the Board adopts a resolution to the effect that, for purposes of this Agreement, the Period Pending a Change in Control has begun.

                  Notwithstanding anything in this paragraph to the contrary, a Period Pending a Change in Control will be deemed to have begun as of the entering into the Agreement and Plan of Merger Among Jefferson Smurfit Corporation, JSC Acquisition Corporation and Stone Container Corporation, on May 10, 1998.

         (i) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof

         (j) "Retirement Plan" shall mean any tax-qualified, non-qualified, supplemental or excess benefit pension plan or deferred compensation plan maintained by the Company and any other plan or agreement entered into between Executive and the Company which is designed to provide Executive with supplemental retirement benefits.

         (k) "Welfare Benefit Plan" shall mean each welfare benefit plan maintained or contributed to by the Company or any Affiliate, including, but not limited to a plan that provides health (including medical and dental), life, accident or disability benefits or insurance, or similar coverage, in which Executive was participating at the time of the Change in Control, whichever is applicable.

5.       Certain Additional Payments by the Company.

         (a) Gross-Up. Anything in this Agreement to the contrary notwithstanding, in the event that any payment, benefit or distribution by or on behalf of the Company or any Affiliate to or for the benefit of Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section) (the "Payments") is determined to be an "excess parachute payment" pursuant to Code Section 280G or any successor or substitute provision of the Code, with the effect that Executive is liable for the payment of the excise tax described in Code
                  Section 4999 or any successor or substitute provision of the Code (the "Excise Tax"), then the Company shall pay to Executive an additional amount (the "Gross-Up Payment") such that the net amount retained by Executive, after deduction of any Excise Tax on the Total Payments and any federal, state and local income and employment taxes and Excise Tax on the Gross-Up Payment, shall be equal to the Total Payments.

         (b) Determination of Gross-Up. For purposes of determining whether any of the Total Payments will be subject to the Excise Tax and the amount of such Excise Tax, (i) all of the Total Payments shall be treated as "parachute payments" (within the meaning of Code Section 280G(b)(2)) unless, in the opinion of tax counsel ("Tax Counsel") reasonably acceptable to Executive and selected by the accounting firm that was, immediately prior to the Change in Control, the Company's independent auditor (the "Auditor"), such payments or benefits (in whole or in part) do not constitute parachute payments, including by reason of Code Section 280G(b)(4)(A), (ii) all "excess parachute payments" within the meaning of Code Section 280G(b)(1) shall be treated as subject to the Excise Tax unless, in the opinion of Tax Counsel, such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered (within the meaning of Code Section 280G(b)(4)(B)) in excess of the Base Amount allocable to such reasonable compensation, or are otherwise not subject to the Excise Tax, and (iii) the value of any non-cash benefits or any deferred payment or benefit shall be determined by the Auditor in accordance with the principles of Code Sections 280G(d)(3) and (4). For purposes of determining the amount of the Gross-Up Payment, Executive shall be deemed to pay federal income tax at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of Executive's residence, or if higher, in the state and locality of Executive's principal place of employment, on the Date of Termination (or if there is no Date of Termination, then the date on which the Gross-Up Payment is calculated for purposes of this Section), net of the maximum reduction in federal income taxes that could be obtained from deduction of such state and local income taxes.

         (c) Final Determination. In the event that the Excise Tax is finally determined to be less than the amount taken into account hereunder in calculating the Gross-Up Payment, Executive shall repay to the Company, at the time that the amount of such reduction in Excise Tax is finally determined, the portion of the Gross-Up Payment attributable to such reduction (plus that portion of the Gross-Up Payment attributable to the Excise Tax and federal, state and local income and employment taxes imposed on the Gross-Up Payment being repaid by Executive to the extent that such repayment results in a reduction in Excise Tax and/or a federal, state or local income or employment tax deduction) plus interest on the amount of such repayment at 120% of the rate provided in Code Section 1274(b)(2)(B). In the event that the Excise Tax is determined to exceed the amount taken into account hereunder in calculating the Gross-Up Payment (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest, penalties or additions payable by Executive with respect to such excess) at the time that the amount of such excess is finally determined. Executive and the Company shall each reasonably cooperate with the other in connection with any administrative or judicial proceedings concerning the existence or amount of liability for Excise Tax with respect to the Total Payments.

6. Executive's Death. If Executive dies after a Change in Control and Employment Termination, but before the complete payment of any amount or benefit required under this Agreement, the Company will pay such amount or benefit to the Executive's spouse, if living, or to the Executive's estate.

7. Mitigation and Set-Off. Executive shall not be required to mitigate Executive's damages by seeking other employment or otherwise. The Company's obligations under this Agreement shall not be reduced in any way by reason of any compensation or benefits received (or foregone) by Executive from sources, other than the Company after Executive's Employment Termination, or any amounts that might have been received by Executive in other employment had Executive sought such other employment. Executive's entitlement to benefits and coverage under this Agreement shall continue after, and shall not be affected by, Executive's obtaining other employment after the Executive's Date of Termination, provided that any such benefit or coverage shall not be furnished if Executive expressly waives the specific benefit or coverage by giving written notice of waiver to the Company.

8.       Termination Procedures and Compensation During Dispute.

         (a) Notice of Termination. After a Change in Control, any purported termination of Executive's employment shall be communicated by a written "Notice of Termination" from one party to the other in accordance with Section 18 hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a notice that indicates the specific provision in this Agreement relied upon and setting forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated. Further, a Notice of Termination for Cause is required to include a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Company's Board of Directors (after reasonable notice to Executive and an opportunity for Executive, together with Executive's counsel, to be heard before the Board) finding that, in the good faith opinion of the Board, the Executive was guilty of conduct set forth in clause (i) or (ii) of the definition of Cause herein, and specifying the particulars thereof in detail.

         (b) Date of Termination. "Date of Termination," with respect to any purported termination of Executive's employment after a Change in Control, will mean (i) if Executive's employment is terminated for Disability, thirty (30) days after the Company gives Notice of Termination (provided that Executive has not returned to the full-time performance of Executive's duties during such thirty (30) day period), (ii) if Executive's employment is terminated due to death, the date of Executive's death, and (iii) if Executive's employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a termination by the Company, shall not be less than thirty (30) days (except in the case of a termination for Cause) and, in the case of a termination by Executive, shall not be less than fifteen (15) days nor more than sixty (60) days, respectively, from the date such Notice of Termination is given).

         (c) Dispute Concerning Termination. If within fifteen (15) days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this Section), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be extended until the earlier of (i) two years from the Notice of Termination or
                  (ii) the date on which the dispute is finally resolved, either by mutual written agreement of the parties or by a final judgment, order or decree of an arbitrator or a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); provided, however, that the Date of Termination will be extended by a notice of dispute given by Executive only if such notice is given in good faith and Executive pursues the resolution of such dispute with reasonable diligence.

         (d) Compensation During Dispute. If a purported termination occurs following a Change in Control and the Date of Termination is extended in accordance with paragraph (c) above, the Company shall continue to pay Executive the full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, salary) and continue Executive as a participant in all compensation, benefit and insurance plans in which Executive was participating when the notice giving rise to the dispute was given, until the Date of Termination, as determined in accordance with paragraph (c). Amounts paid under this paragraph are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement.

9.       Settlement of Disputes; Arbitration.

         (a) All claims by Executive for payments or benefits under this Agreement shall be directed to and determined by the Company's Board of Directors (or such committee to which the Board delegates authority under this Section) and shall be in writing. Any denial by the Board (or such committee) of a claim for benefits under this Agreement shall be delivered to Executive in writing and shall set forth the specific reasons for the denial and the specific provisions of this Agreement relied upon. The Board (or committee) shall afford Executive a reasonable opportunity for a review of the decision denying a claim and shall further allow Executive to appeal the decision within sixty (60) days after the Board (or committee) gives notice that it has denied Executive's claim.

         (b) Any further dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in either Chicago, Illinois or St. Louis, Missouri, as specified by Executive, in accordance with the rules of the American Arbitration Association then in effect; provided, however, that the evidentiary standards set forth in this Agreement shall apply. Judgment may be entered on the arbitrator's award in any court having jurisdiction. Notwithstanding any provision of this Agreement to the contrary, Executive shall be entitled to seek specific performance of Executive's right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

10. Legal Fees and Expenses. The Company shall pay to Executive all legal fees and expenses incurred by Executive in disputing in good faith any issue hereunder relating to the termination of Executive's employment, in seeking in good faith to obtain or enforce any benefit or right provided by this Agreement or in connection with any tax audit or proceeding to the extent attributable to the application of Code
         Section 4999 to any payment or benefit provided hereunder. The Company shall make such payments within fifteen (15) business days after delivery of Executive's written requests for payment accompanied by such evidence of fees and expenses incurred as the Company reasonably may require. The parties hereby agree that a court or arbitrator shall have the authority to award such reimbursement, in whole or in part, upon a finding that Executive has proceeded with substantial merit and good faith.

11. Assignment; Successors. This Agreement may not be assigned by the Company without the written consent of Executive but the obligations of the Company under this Agreement shall be the binding legal obligations of any successor to the Company by merger, consolidation or otherwise, and in the event of any business combination or transaction that results in the transfer of substantially all of the assets or business of the Company, the Company will cause the transferee to assume the obligations of the Company under this Agreement. This Agreement may not be assigned by Executive during Executive's life, and upon Executive's death will inure to the benefit of Executive's heirs, legatees and legal representatives of Executive's estate.

12. Interpretation. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Missouri, without regard to the conflict of law principles thereof. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

13. Withholding. The Company may withhold from any payment that it is required to make under this Agreement amounts sufficient to satisfy applicable withholding requirements under any federal, state or local law.

14. Amendment or Termination. The Company and Executive may amend this Agreement at any time by written agreement. The Company may terminate this Agreement by written notice given to Executive at least two years prior to the effective date of such termination, provided that, if a Change in Control occurs prior to the effective date such termination, the termination of this Agreement shall not be effective and Executive shall be entitled to the full benefits of this Agreement. Any such amendment or termination shall be made pursuant to a resolution of the Board.

15. Indemnification. Following Executive's Date of Termination, the Company will: (i) indemnify and hold harmless Executive for all costs, liability and expenses (including reasonable attorneys' fees) for all acts and omissions of Executive that relate to Executive's employment with the Company, to the maximum extent permitted by law; and (ii) continue Executive's coverage under the directors' and officers' liability coverage maintained by the Company, as in effect from time to time, to the same extent as other current or former senior executive officers and directors of the Company.

16. Financing. Cash payments under this Agreement (not including any payments made from a qualified plan) are general obligations of the Company, and Executive shall have only an unsecured right to payment thereof out of the general assets of the Company. Notwithstanding the foregoing, the Company may, by agreement with one or more trustees the Company selects, create a trust on such terms as the Company shall determine to make payments to Executive in accordance with the terms of this Agreement.

17. Severability. In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect.

18. Notice. Notices given pursuant to this Agreement shall be in writing and shall be deemed received when personally delivered, or on the date of written confirmation of receipt by (i) overnight carrier, (ii) telecopy, (iii) registered or certified mail, return receipt requested, addressee only, postage prepaid, or (iv) such other method of delivery that provides a written confirmation of delivery. Notice to the Company shall be directed to:

                      Jefferson Smurfit Corporation (U.S.)

                           8182 Maryland Avenue
                           St. Louis, Missouri 63105
                           Attention: General Counsel

         The Company may change the person and/or address to whom Executive must give notice under this Section by giving Executive written notice of such change, in accordance with the procedures described above. Notices to or with respect to Executive will be directed to Executive, or the executors, personal representatives or distributees of a deceased Executive, or the assignees of Executive, at Executive's home address on the records of the Company.

19. Entire Agreement. This Agreement constitutes the entire understanding of Executive and the Company with respect to the subject matter hereof and supersedes any and all prior understandings written or oral.

20. No Waiver. No failure or delay on the part of the Company or Executive in enforcing or exercising any right or remedy hereunder shall operate as a waiver thereof.

21. Counterparts. This Agreement may be executed in one or more counterparts, all of which together shall constitute but one Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

JEFFERSON SMURFIT CORPORATION (U.S.)

By:_____________________________

Its: _____________________________ EXECUTIVE


                          EMPLOYMENT SECURITY AGREEMENT

         THIS EMPLOYMENT SECURITY AGREEMENT is entered into this ___ day of May 1998, between JEFFERSON SMURFIT CORPORATION (U.S.), a Delaware corporation (the "Company"), and __________ (the "Executive");

                                WITNESSETH THAT:

         WHEREAS, Executive is employed by the Company, and the Company desires to provide protection to Executive in connection with any change in control of the Company;

         NOW, THEREFORE, it is hereby agreed by and between the parties, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, as follows:

1. Payments and Benefits Upon Employment Termination After a Change in Control. If within two (2) years after a Change in Control (all capitalized terms as defined below) or during the Period Pending a Change in Control, (i) Executive's employment with the Company and its Affiliates is terminated without Cause and for a reason other than death or Disability, or (ii) Executive voluntarily terminates such employment with Good Reason, the Company will, within 30 days (except as otherwise expressly provided) of Executive's Date of Termination, make the payments and provide the benefits described below.

         (a) Cash Payment. The Company will make a lump sum cash payment to Executive equal to three times the Executive's Annual Compensation.

         (b) Welfare Benefit Plans. With respect to each Welfare Benefit Plan, for the period beginning on Executive's Date of Termination and ending on the earlier of (i) three years following Executive's Date of Termination, or (ii) the date Executive becomes covered by a welfare benefit plan or program maintained by an entity other than the Company or an Affiliate that provides coverage or benefits at least equal, in all respects, to such Welfare Benefit Plan, Executive will continue to participate in such Welfare Benefit Plan on the same basis and at the same cost to Executive as was the case immediately prior to the Change in Control (or, if more favorable to Executive, as was the case at any time thereafter), or, if any benefit or coverage cannot be provided under a Welfare Benefit Plan because of applicable law or contractual provisions, the Company will, provide Executive with substantially similar benefits and coverage for such period. The Company and Executive intend that the continued group health benefit plan coverage period provided under Section 4980B of the Internal Revenue Code of 1986, as amended (the "Code") (so-called "COBRA coverage") will be concurrent with the continued coverage period provided for in the preceding sentence. Executive shall report to the Company any coverage or benefits actually received by Executive.

         (c) Stock Option Plans. All stock options granted under the Jefferson Smurfit Corporation Amended and Restated 1992 Stock Option Plan and any similar or successor stock plan or program, will immediately become fully vested and exercisable upon the Change in Control.

         (d) Retirement Plan Benefit. In addition to the retirement benefits to which Executive is entitled under each of the Company's Retirement Plans, the Company shall pay Executive a lump sum amount, in cash, equal to the excess of (i) the actuarial equivalent of the aggregate retirement benefit (taking into account any early retirement subsidies associated therewith and determined as a straight life annuity commencing at the date (but in no event earlier than the third anniversary of the Date of Termination) as of which the actuarial equivalent of such annuity is greatest) that Executive would have accrued under the terms of all Retirement Plans (without regard to any amendment to any Retirement Plan made subsequent to a Change in Control, which amendment adversely affects in any manner the computation of retirement benefits thereunder), determined as if Executive were fully vested thereunder and had accumulated (after the Date of Termination) thirty-six (36) additional months of service credit thereunder and had been credited under each Retirement Plan during such period with compensation at the higher of (x) Executive's compensation (as defined in such Retirement Plan) during the twelve (12) months immediately preceding the Date of Termination or (y) Executive's compensation (as defined in such Retirement Plan) during the twelve (12) months immediately preceding the Change in Control, over (ii) the actuarial equivalent of the aggregate retirement benefit (taking into account any early retirement subsidies associated therewith and determined as a straight life annuity commencing at the date (but in no event earlier than the Date of Termination) as of which the actuarial equivalent of such annuity is greatest) that Executive had accrued pursuant to the provisions of the Retirement Plans as of the Date of Termination. For purposes of this Section, "actuarial equivalent" will be determined using the same assumptions utilized under the Company's Salaried Employees Retirement Plan immediately prior to the Date of Termination.

         (e) Retiree Medical and Life Benefits. The Company will add three years to the Executive's age and years of benefit service for purposes of determining Executive's eligibility for and benefits under the Company's retiree medical and life insurance plan.

         (f) Perquisites and Other Benefits. The Company will provide Executive with the following executive perquisites on the same basis on which Executive was receiving such perquisites prior to the Change in Control: (i) reimbursement for club dues for 36 months following Executive's Date of Termination; and (ii) reimbursement of expenses relating to financial planning services and tax return preparation through December 31 of the calendar year that includes the third anniversary of Executive's Date of Termination. The Company will bear the cost of such perquisites, at the same level in effect immediately prior to the Change in Control. Perquisites otherwise receivable by the Executive pursuant to this paragraph shall be reduced to the extent comparable perquisites are actually received by or made available to Executive without cost during the 36 month period following Executive's Date of Termination. Executive shall report to the Company any such perquisites actually received by or made available to Executive.

2. Incentive Plan. The Company will make a lump sum cash payment to Executive within 30 days of the end of the year of a Change in Control with respect to any incentive plan whose performance period has not ended as of the Change in Control. The Change in Control will be treated as the end of any performance period that has not ended as of the Change in Control.

         (a) With respect to the Management Incentive Plan or any similar or successor plan (the "MIP"), the Company will pay to Executive an amount determined by pro rating the financial, strategic and performance objectives applicable to Executive under the MIP, based on the number of days in the year prior to the Change in Control.

         (b) With respect to any long-term incentive plan maintained by the Company (the "LTIP") the Company will pay to Executive an amount determined by pro rating the financial, strategic and/or performance objectives applicable to Executive under the LTIP, based on the number of days in the performance period prior to the Change in Control.

3. Change in Control. A "Change in Control" of the Company will be deemed to occur as of the first day that any one or more of the following condition is satisfied:

         (a) The "beneficial ownership" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of securities representing more than 20 percent (20%) of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Company Voting Securities") is accumulated, held or acquired by a Person (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or an affiliate thereof, any corporation owned, directly or indirectly, by the Company's stockholders in substantially the same proportions as their ownership of stock of the Company); provided, however that any acquisition from the Company or any acquisition pursuant to a transaction that complies with clauses (i), (ii) and (iii) of paragraph
                  (c) of this Section will not be a Change in Control under this paragraph (a); or

         (b) Individuals who, as of the date of the Agreement, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors; or

         (c) Consummation by the Company of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets or stock of another entity (a "Business Combination"), in each case, unless immediately following such Business Combination: (i) more than 60% of the combined voting power of then outstanding voting securities entitled to vote generally in the election of directors of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries (the "Parent Corporation"), is represented, directly or indirectly by Company Voting Securities outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Company Voting Securities,
                  (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of the combined voting power of the then outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) except to the extent that such ownership of the Company existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

         (d) Approval by the Company's stockholders of a complete liquidation or dissolution of the Company.

         However, in no event will a Change in Control be deemed to have occurred, with respect to Executive, if Executive is part of a purchasing group that consummates the Change in Control transaction. Executive will be deemed "part of a purchasing group" for purposes of the preceding sentence if Executive is an equity participant in the purchasing company or group (except: (i) passive ownership of less than two percent (2%) of the stock of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group that is otherwise not significant, as determined prior to the Change in Control by a majority of the nonemployee continuing Directors).

         Notwithstanding anything in this Section to the contrary, the closing of the transaction contemplated in the Agreement and Plan of Merger Among Jefferson Smurfit Corporation, JSC Acquisition Corporation and Stone Container Corporation, dated as of May 10, 1998, will constitute a Change in Control under this Agreement.

4.       Other Definitions. For purposes of this Agreement:

         (a) "Affiliate" shall mean any entity that is a member of a controlled group of corporations or a group of trades or businesses under common control (each as defined in Code
                  Section 1563), which includes the Company.

         (b) "Amount Payable Under Any Bonus Plans" shall mean the average of the gross amounts earned by Executive for the three complete fiscal years prior to Executive's Date of Termination (or, if greater, in prior to the Change in Control) under the MIP, or any similar bonus plan in which Executive participates before or after the date of this Agreement (but not including any amounts paid or payable pursuant to the Jefferson Smurfit Corporation (U.S.) 1994 Long-Term Incentive Plan). For purposes of the preceding sentence, if Executive's number of full fiscal years of participation in the MIP prior to the Change in Control is less than three, the amount under this paragraph shall be calculated as the average of the gross annual amounts earned by Executive over the number of full fiscal years of Executive's participation in the MIP prior to the Change in Control, or the number of full fiscal years of Executive's participation in the MIP prior to Executive's Date of Termination, whichever produces a higher average annual amount.

         (c) "Annual Compensation" shall mean the sum of: (i) Executive's salary at the greater of Executive's salary rate in effect on the date of (A) the Change in Control, or (B) Executive's Date of Termination; and (ii) the Amount Payable Under Any Bonus Plans in which Executive participates.

         (d)      "Employment Termination" shall mean the effective date of:
                  (i) Executive's voluntary termination of employment with the Company or any Affiliate with Good Reason; or (ii) the termination of Executive's employment by the Company or any Affiliate without Cause.

         (e) "Cause" shall mean: (i) Executive's fraud or criminal misconduct that materially injures the financial condition or business reputation of the Company or any Affiliate; or (ii) Executive's willful and continued failure to substantially perform Executive's duties with the Company or any Affiliate (other than any such failure resulting from Executive's incapacity due to physical or mental injury or illness or any such actual or anticipated failure after the issuance of a Notice of Termination for Good Reason by the Executive pursuant to Section 8(a) hereof) after the Company's Board of Directors delivers a written demand for substantial performance to Executive, which demand specifically identifies the manner in which the Board believes that Executive has not substantially performed Executive's duties. For purposes of clauses (i) and (ii) of this definition: (x) no act, or failure to act, on Executive's part shall be deemed "willful" unless done, or omitted to be done, by Executive not in good faith and without reasonable belief that Executive's act, or failure to act, was in the best interest of the Company; and (y) in the event of a dispute concerning the application of this provision, no claim by the Company that Cause exists shall be given effect unless the Company establishes to the Board by clear and convincing evidence that Cause exists.

         (f) "Disability" shall be deemed the reason for the termination by the Company of Executive's employment, if, as a result of Executive's incapacity due to physical or mental illness, Executive has been absent from the full-time performance of Executive's duties with the Company for a period of six (6) consecutive months, the Company has given Executive a Notice of Termination for Disability, and, within thirty (30) days after the Company gives such Notice of Termination, Executive has not have returned to the full-time performance of Executive's duties.

         (g) "Good Reason" shall exist if, without Executive's express written consent:

                  (i) Executive's assigned duties and responsibilities are significantly diminished from the level or extent of such duties and responsibilities prior to the Change in Control including, without limitation, any material diminution of the powers associated with such position, or Executive's reporting responsibilities, titles or offices, as in effect immediately prior to the Change in Control, are diminished; provided that, the Executive must deliver written notice to the Company specifying the diminution in assigned duties, responsibilities, titles, or offices that Executive believes constitutes Good Reason, and the Company or Affiliate must fail to reverse the same or to take all reasonable steps to that end within 30 days of receiving such notice;

                  (ii) Executive's Annual Compensation is reduced below that in effect as of the date of this Agreement (or as of the Change in Control, if greater);

                  (iii) The relocation of Executive's principal place of employment to a location more than 50 miles from Executive's principal place of employment immediately prior to the Change in Control or the Company's requiring Executive to be based anywhere other than such principal place of employment (or permitted relocation thereof) except for required travel on the Company's business to an extent substantially consistent with Executive's business travel obligations immediately prior to the Change in Control; or

                  (iv) The Company fails to continue in effect any cash or stock- based incentive or bonus plan, Retirement Plan, welfare benefit plan, or other benefit plan, program or arrangement, unless the aggregate value (as computed by an independent employee benefits consultant selected by the Company) of all such compensation, retirement and benefit plans, programs and arrangements provided to Executive is not materially less than their aggregate value as of the date of this Agreement (or as of the Change in Control, if greater).

         (h) "Period Pending a Change in Control" will be deemed to have begun if the event set forth in any one of the following has occurred:

                  (i) the Company's stockholders have approved any transaction described in paragraph 3(c) or (d) above;

                  (ii) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;

                  (iii) the Company or any Person publicly announces an intention to take or to consider taking actions that, if consummated, would constitute a Change in Control; or

                  (iv) the Board adopts a resolution to the effect that, for purposes of this Agreement, the Period Pending a Change in Control has begun.

                  Notwithstanding anything in this paragraph to the contrary, a Period Pending a Change in Control will be deemed to have begun as of the entering into the Agreement and Plan of Merger Among Jefferson Smurfit Corporation, JSC Acquisition Corporation and Stone Container Corporation, on May 10, 1998.

         (i) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.

         (j) "Retirement Plan" shall mean any tax-qualified, non-qualified, supplemental or excess benefit pension plan or deferred compensation plan maintained by the Company and any other plan or agreement entered into between Executive and the Company which is designed to provide Executive with supplemental retirement benefits.

         (k) "Welfare Benefit Plan" shall mean each welfare benefit plan maintained or contributed to by the Company or any Affiliate, including, but not limited to a plan that provides health (including medical and dental), life, accident or disability benefits or insurance, or similar coverage, in which Executive was participating at the time of the Change in Control, whichever is applicable.

5. Limitation on Payments and Benefits. Notwithstanding any other provisions of this Agreement, in the event that any payment or benefit received or to be received by the Executive in connection with a Change in Control or Executive's Employment Termination (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any Person whose actions result in a Change in Control or any Person affiliated with the Company or such Person) (all such payments and benefits being hereinafter called "Total Payments") would be an "excess parachute payment" pursuant to Code Section 280G or any successor or substitute provision of the Code, with the effect that Executive would be liable for the payment of the excise tax described in Code Section 4999 or any successor or substitute provision of the Code, or any interest or penalties are incurred by Executive with respect to such Total Payments (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then, after taking into account any reduction in the Total Payments provided by reason of Code
         Section 280G in such other plan, arrangement or agreement, the cash payments provided in Sections 1 and 2 of this Agreement shall first be reduced, and the noncash payments and benefits shall thereafter be reduced, to the extent necessary so that no portion of the Total Payments is subject to the Excise Tax; provided, however, that Executive may elect (at any time prior to the payment of any Total Payment under this Agreement) to have the noncash payments and benefits reduced (or eliminated) prior to any reduction of the cash payments under this Agreement. Notwithstanding the foregoing, no payments or benefits under this Agreement will be reduced unless: (i) the net amount of the Total Payments, as so reduced (and after subtracting the net amount of federal, state and local income taxes on such reduced Total Payments) is greater than (ii) the excess of (A) the net amount of such Total Payments, without reduction (but after subtracting the net amount of federal, state and local income taxes on such Total Payments), over (B) the amount of Excise Tax to which the Executive would be subject in respect of such unreduced Total Payments.

         (a) Subject to the provisions of paragraph (b) below, all determinations required to be made under this Section, and the assumptions to be utilized in arriving at such determinations, shall be made by the public accounting firm that serves as the Company's auditors (the "Accounting Firm"), which shall provide detailed supporting calculations both to the Company and Executive within 15 business days of the receipt of notice from the Company or Executive that there have been Total Payments, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change in Control, Executive shall designate another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. If the Accounting Firm determines that no Excise Tax is payable by Executive, it shall furnish Executive with a written opinion that failure to report the Excise Tax on Executive's applicable federal income tax return would not result in the imposition of a negligence or similar penalty. Any determination by the Accounting Firm shall be binding upon the Company and Executive, except as provided in paragraph (b) below.

         (b) IRS Claim. As a result of the uncertainty in the application of Code Section 280G at the time of the initial determination by the Accounting Firm hereunder, it is possible that the Internal Revenue Service ("IRS") or other agency will claim that an Excise Tax, or a greater Excise Tax, is due, and thus the Company should have made a lesser amount of Total Payment than that determined pursuant to paragraph (a) above. Executive shall notify the Company in writing of any claim by the IRS or other agency that, if successful, would require Executive to pay an Excise Tax or an additional Excise Tax. If the IRS or other agency makes a claim that, if successful, could require Executive to pay an Excise Tax or an additional Excise Tax, the Company may reduce or further reduce Executive's payments and benefits in accordance with this
                  Section 5.

         (c) If Executive's cash payments are reduced pursuant to this Section, and the Welfare Benefits or perquisites of Sections 1(b) or (f) that remain payable after the application of this Section are thereafter reduced pursuant to the provisions of Sections 1(b) or (f) because of the receipt or availability of comparable benefits or perquisites, the Company shall, at the time of such reduction, pay to Executive the least of:
                  (i) the amount of the decrease made in the cash payments pursuant to this Section; (ii) the amount of the subsequent reduction in the Section 1(b) or (f) benefits or perquisites; or (iii) the maximum amount that the Company can pay to the Executive without being, or causing any other payment to be, nondeductible by reason of Code Section 280G.

6. Executive's Death. If Executive dies after a Change in Control and Employment Termination, but before the complete payment of any amount or benefit required under this Agreement, the Company will pay such amount or benefit to the Executive's spouse, if living, or to the Executive's estate.

7. Mitigation and Set-Off. Executive shall not be required to mitigate Executive's damages by seeking other employment or otherwise. The Company's obligations under this Agreement shall not be reduced in any way by reason of any compensation or benefits received (or foregone) by Executive from sources other than the Company after Executive's Employment Termination, or any amounts that might have been received by Executive in other employment had Executive sought such other employment. Executive's entitlement to benefits and coverage under this Agreement shall continue after, and shall not be affected by, Executive's obtaining other employment after the Executive's Date of Termination, provided that any such benefit or coverage shall not be furnished if Executive expressly waives the specific benefit or coverage by giving written notice of waiver to the Company.

8.       Termination Procedures and Compensation During Dispute.

         (a) Notice of Termination. After a Change in Control, any purported termination of Executive's employment shall be communicated by a written "Notice of Termination" from one party to the other in accordance with Section 18 hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a notice that indicates the specific provision in this Agreement relied upon and setting forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated. Further, a Notice of Termination for Cause is required to include a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Company's Board of Directors (after reasonable notice to Executive and an opportunity for Executive, together with Executive's counsel, to be heard before the Board) finding that, in the good faith opinion of the Board, the Executive was guilty of conduct set forth in clause (i) or (ii) of the definition of Cause herein, and specifying the particulars thereof in detail.

         (b) Date of Termination. "Date of Termination," with respect to any purported termination of Executive's employment after a Change in Control, win mean (i) if Executive's employment is terminated for Disability, thirty (30) days after the Company gives Notice of Termination (provided that Executive has not returned to the full-time performance of Executive's duties during such thirty (30) day period), (ii) if Executive's employment is terminated due to death, the date of Executive's death, and (iii) if Executive's employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a termination by the Company, shall not be less than thirty (30) days (except in the case of a termination for Cause) and, in the case of a termination by Executive, shall not be less than fifteen (15) days nor more than sixty (60) days, respectively, from the date such Notice of Termination is given).

         (c) Dispute Concerning Termination. If within fifteen (15) days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this Section), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be extended until the earlier of (i) two years from the Notice of Termination or (ii) the date on which the dispute is finally resolved, either by mutual written agreement of the parties or by a final judgment, order or decree of an arbitrator or a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); provided, however, that the Date of Termination will be extended by a notice of dispute given by Executive only if such notice is given in good faith and Executive pursues the resolution of such dispute with reasonable diligence.

         (d) Compensation During Dispute. If a purported termination occurs following a Change in Control and the Date of Termination is extended in accordance with paragraph (c) above, the Company shall continue to pay Executive the full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, salary) and continue Executive as a participant in all compensation, benefit and insurance plans in which Executive was participating when the notice giving rise to the dispute was given, until the Date of Termination, as determined in accordance with paragraph (c). Amounts paid under this paragraph are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement.

9.       Settlement of Disputes, Arbitration.

         (a) All claims by Executive for payments or benefits under this Agreement shall be directed to and determined by the Company's Board of Directors (or such committee to which the Board delegates authority under this Section) and shall be in writing. Any denial by the Board (or such committee) of a claim for benefits under this Agreement shall be delivered to Executive in writing and shall set forth the specific reasons for the denial and the specific provisions of this Agreement relied upon. The Board (or committee) shall afford Executive a reasonable opportunity for a review of the decision denying a claim and shall further allow Executive to appeal the decision within sixty (60) days after the Board (or committee) gives notice that it has denied Executive's claim.

         (b) Any further dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in either Chicago, Illinois or St. Louis, Missouri, as specified by Executive, in accordance with the rules of the American Arbitration Association then in effect; provided, however, that the evidentiary standards set forth in this Agreement shall apply. Judgment may be entered on the arbitrator's award in any court having jurisdiction. Notwithstanding any provision of this Agreement to the contrary, Executive shall be entitled to seek specific performance of Executive's right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

10. Legal Fees and Expenses. The Company shall pay to Executive all legal fees and expenses incurred by Executive in disputing in good faith any issue hereunder relating to the termination of Executive's employment, in seeking in good faith to obtain or enforce any benefit or right provided by this Agreement or in connection with any tax audit or proceeding to the extent attributable to the application of Code
         Section 4999 to any payment or benefit provided hereunder. The Company shall make such payments within fifteen (15) business days after delivery of Executive's written requests for payment accompanied by such evidence of fees and expenses incurred as the Company reasonably may require. The parties hereby agree that a court or arbitrator shall have the authority to award such reimbursement, in whole or in part, upon a finding that Executive has proceeded with substantial merit and good faith.

11. Assignment; Successors. This Agreement may not be assigned by the Company without the written consent of Executive but the obligations of the Company under this Agreement shall be the binding legal obligations of any successor to the Company by merger, consolidation or otherwise, and in the event of any business combination or transaction that results in the transfer of substantially all of the assets or business of the Company, the Company will cause the transferee to assume the obligations of the Company under this Agreement. This Agreement may not be assigned by Executive during Executive's life, and upon Executive's death will inure to the benefit of Executive's heirs, legatees and legal representatives of Executive's estate.

12. Interpretation. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Missouri, without regard to the conflict of law principles thereof. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

13. Withholding. The Company may withhold from any payment that it is required to make under this Agreement amounts sufficient to satisfy applicable withholding requirements under any federal, state or local law.

14. Amendment or Termination. The Company and Executive may amend this Agreement at any time by written agreement. The Company may terminate this Agreement by written notice given to Executive at least two years prior to the effective date of such termination, provided that, if a Change in Control occurs prior to the effective date such termination, the termination of this Agreement shall not be effective and Executive shall be entitled to the full benefits of this Agreement. Any such amendment or termination shall be made pursuant to a resolution of the Board.

15. Indemnification. Following Executive's Date of Termination, the Company will: (i) indemnify and hold harmless Executive for all costs, liability and expenses (including reasonable attorneys' fees) for all acts and omissions of Executive that relate to Executive's employment with the Company, to the maximum extent permitted by law; and (ii) continue Executive's coverage under the directors' and officers' liability coverage maintained by the Company, as in effect from time to time, to the same extent as other current or former senior executive officers and directors of the Company.

16. Financing. Cash payments under this Agreement (not including any payments made from a qualified plan) are general obligations of the Company, and Executive shall have only an unsecured right to payment thereof out of the general assets of the Company. Notwithstanding the foregoing, the Company may, by agreement with one or more trustees the Company selects, create a trust on such terms as the Company shall determine to make payments to Executive in accordance with the terms of this Agreement.

17. Severability. In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect.

18. Notice. Notices given pursuant to this Agreement shall be in writing and shall be deemed received when personally delivered, or on the date of written confirmation of receipt by (i) overnight carrier, (ii) telecopy, (iii) registered or certified mail, return receipt requested, addressee only, postage prepaid, or (iv) such other method of delivery that provides a written confirmation of delivery. Notice to the Company shall be directed to:

                      Jefferson Smurfit Corporation (U.S.)
                      8182 Maryland Avenue
                      St. Louis, Missouri 63105
                      Attention: General Counsel

         The Company may change the person and/or address to whom Executive must give notice under this Section by giving Executive written notice of such change, in accordance with the procedures described above. Notices to or with respect to Executive will be directed to Executive, or the executors, personal representatives or distributees of a deceased Executive, or the assignees of Executive, at Executive's home address on the records of the Company.

19. Entire Agreement. This Agreement constitutes the entire understanding of Executive and the Company with respect to the subject matter hereof and supersedes any and all prior understandings written or oral.

20. No Waiver. No failure or delay on the part of the Company or Executive in enforcing or exercising any right or remedy hereunder shall operate as a waiver thereof.

21. Counterparts. This Agreement may be executed in one or more counterparts, all of which together shall constitute but one Agreement.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

JEFFERSON SMURFIT CORPORATION (U.S.)


By:
      --------------------------------
Its:                                    EXECUTIVE
      --------------------------------


Document Number: 323244.4
5-27-98/14:53PM